THE PARNASSUS FUNDS℠

Quarterly Report March 31, 2008

Conservatory of Flowers

THE PARNASSUS FUNDSSM

Quarterly Report March 31, 2008

Parnassus Fund

Parnassus Small-Cap Fund

Parnassus Equity Income Fund

Parnassus Workplace Fund

Parnassus Mid-Cap Fund

Parnassus Fixed-Income Fund

Parnassus Fund	(PARNX	)

Parnassus Equity Income Fund–Investor Shares	(PRBLX	)

Parnassus Equity Income Fund–Institutional Shares	(PRILX	)

Parnassus Mid-Cap Fund	(PARMX	)

Parnassus Small-Cap Fund	(PARSX	)

Parnassus Workplace Fund	(PARWX	)

Parnassus Fixed-Income Fund	(PRFIX	)

THE PARNASSUS FUNDS

May 5, 2008

DEAR SHAREHOLDER:

The first quarter of 2008 was a very stormy one for the stock market with the S&P 500 Index dropping 9.45% and the Nasdaq Composite Index falling 13.88%. The housing crisis and trouble in the credit markets combined to make investors pessimistic about the economy and this lowered stock market valuations. Although all our equity funds lost money during the quarter, we did not go down as much as the general stock market, so on a relative basis, we had a successful quarter. You can read the details in the reports that follow.

I also have three important management changes to announce. First of all, Todd Ahlsten is our new chief investment officer and will give investment guidance for our research team and set our investment principles. He will continue as portfolio manager of the Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund. Ben Allen, currently a senior analyst, will become director of research. He is also the co-manager of the Parnassus Fixed-Income Fund. I’d also like to announce that my son, Stephen Dodson, will become president of Parnassus Investments and continue as chief operating officer. He now manages all the operations of Parnassus Investments except investment research, and he has started to participate in that area of the business as well.

I will become Chairman of Parnassus Investments and continue as chief executive officer. I have no immediate plans for retirement and I will continue to manage four of our equity funds. However, this change is another step in our management transition.

Yours truly,

Jerome L. Dodson
Chairman and Chief Executive Parnassus Investments

The Parnassus Funds	1

THE PARNASSUS FUND

Dear Shareholder:

As of March 31, 2008, the net asset value per share (NAV) of the Parnassus Fund was $34.23, so the total return for the quarter was a loss of 6.63%. This compares to a loss of 9.45% for the S&P 500 Index (“S&P 500”), a loss of 9.85% for the average multi-cap core fund followed by Lipper Inc. (“Lipper average”) and a loss of 13.88% for the Nasdaq Composite Index (“Nasdaq”). While no one likes to lose money, I think our performance for this difficult quarter was pretty good, since we dropped less than all the benchmarks.

Below is a table comparing the Parnassus Fund with the S&P 500, the Nasdaq, and the Lipper Multi-Cap Core Average over the past one-, three-, five- and ten-year periods. The Fund is ahead of all the indices for the one-year period and essentially even with them for the three-year period. We trail the indices over the five-year period, primarily due to our poor performance in late 2003, but we’re well ahead of the S&P and the Nasdaq for the ten-year period, and we’re roughly even with the Lipper average.

Average Annual Total Returns for periods ended March 31, 2008	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

PARNASSUS FUND	(2.45%)	5.76%	7.13%	4.52%	1.00%	0.99%

S&P 500 Index	(5.08%)	5.85%	11.31%	3.50%	NA	NA

Lipper Multi-Cap

Core Average	(5.57%)	5.81%	11.76%	4.60%	NA	NA

Nasdaq Composite Index	(5.12%)	5.28%	11.93%	2.70%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Standard and Poor’s 500 Composite Stock Price Index, also known as the S&P 500 Index, and the Nasdaq Composite Index, are unmanaged indices of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns may. Prior to May 1, 2004, the Parnassus Fund charged a sales load (maximum of 3.5%), which is not reflected in the total return calculations. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2008, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% of net assets, exclusive of acquired fund fees, through April 30, 2009.

Analysis

As you might expect in a quarter where the S&P dropped more than 9% and the Nasdaq sank almost 14%, most issues in the stock market were down. Although the Fund declined less than the market, we had quite a few stocks that participated in the downdraft. Chief among them was Intel, the big producer of microprocessors, which sank an amazing 20.6% from $26.66 to $21.18, slicing 38¢ off the NAV. Revenue for the fourth quarter was lower than expected. In light of current economic conditions, the company issued guidance reducing estimates for revenue and earnings over the next quarter. We’re holding on to our Intel shares, since we think it’s a great company and we’ll see its stock price climb higher before the end of the year.

The Tower Group, an insurance company specializing in small business, lost 24.6%, falling from $33.40 to $25.17, and costing the Fund 31¢ per share. During the quarter, Tower sold off all the sub-prime mortgages it was holding in its investment portfolio. Even though sub-prime exposure accounted for less than 5% of its investments, investors fled the stock, because of an aversion to anything connected with sub-prime securities. Tower no longer has any sub-prime assets and its operating earnings are strong, so we’re keeping the stock.

Oil refiner Valero cost the Fund 25¢ per share, as its stock sank 29.9% from $70.03 to $49.11. The stock dropped because the price of crude oil has increased faster than the price of refined products like gasoline and heating oil.

2	The Parnassus Funds

Powerwave Technologies also cost the Fund 25¢ per share with its stock sinking an incredible 36.7% during the quarter, dropping from $4.03 to $2.55. The company makes products for wireless telephone networks, and its earnings have been pressured as ongoing efforts to reduce supply chain costs haven’t yet taken effect. Investors are also concerned that there may be reduced capital spending by wireless carriers in the current economic climate.

Chemed shares declined 24.5% during the quarter, from $55.88 to $42.20 for a loss of 24¢ on the NAV. The company’s VITAS subsidiary provides hospice services to Medicare and Medicaid patients, and the government agency known as CMS (Centers for Medicare and Medicaid Services) has proposed lower reimbursement rates for hospice services. We think that it is unlikely that these cuts will go through, and if we’re right, the stock should go higher.

Citrix Systems’ shares fell 22.8% during the quarter from $38.01 to $29.33 for a loss of 19¢ per fund share. Citrix supplies software that enables the rapid delivery of other software applications online. The stock dropped because of investor concerns about possible reduced spending for information technology.

Microsoft saw its shares drop 20.3% from $35.60 to $28.38, thereby reducing the NAV by 18¢. The primary reason for the decline was its offer to pay a premium to buy Internet company Yahoo. Investors feared that Microsoft would pay too much for the acquisition.

Whole Foods Market fell 19.2% from $40.80 to $32.97, cutting 18¢ from each Parnassus share. The company’s growth has slowed quite a bit, as it faces more competition in the market for organic and healthy foods.

What’s more remarkable than the losers we had in the portfolio, though, were the winners we had during a very stormy quarter. Seven companies each contributed 6¢ or more to the NAV, enabling the Fund to beat the S&P and the Nasdaq by a substantial margin. In a very unusual twist to the story, three of the seven companies were homebuilders, the industry that, along with financial institutions has suffered the most from the sub-prime crisis.

Pulte Homes climbed 38.0% during the quarter, going from $10.54 to $14.55 a share, while contributing 24¢ to each Parnassus Fund share. DR Horton added 13¢ to the NAV, rising 19.6% from $13.17 to $15.75. Toll Brothers added 6¢ to the price of each fund share, moving up from $18.81, where we bought it, to $23.48 by the end of the quarter, for an increase of 24.8%.

Some of the gain in these shares came toward the end of the quarter, after the government announced programs to help homebuilders and to aid borrowers facing foreclosure. The strange part is that these stocks started moving higher before these programs were announced, while the outlook was very gloomy, and homebuilding executives were uniformly negative about the prospects for their companies and the industry.

We started investing in homebuilding stocks late last year and early this year. One of our analysts, Ben Allen, did a study showing how in previous difficult periods, the homebuilding stocks made huge gains after hitting bottom and starting to move higher a year before the fundamentals of the industry started improving. I figured that the homebuilding industry would not see improvements until the first half of 2009. Consequently, the best time to buy homebuilders would be in the first half of 2008. Given the pall hanging over the housing market, I figured that we had until the summer of 2008 to buy these stocks at bargain prices, when I intended to invest up to 5% of the Fund’s assets in each of the homebuilders. Ben Allen indicated that three of the homebuilders, Pulte, Toll and Horton, had the strongest balance sheets. I decided to invest no more than 2% of fund assets in each of the companies. Since the price of the three companies had dropped so much, I concluded that the downside risk was limited. However, the stocks could always go down even further, and if they did, I intended to buy more, perhaps as high as 5% of assets for each one. I’m still not sure why this happened, but I thought about an article in the Wall Street Journal earlier this year that described the history of the stock market’s uncanny ability to predict events long before any fundamental evidence became apparent. The article described an event during World War II, when the stock market had sunk because it appeared that Germany was winning the war in Europe, and Japan was winning the war in the Pacific. The turning point in the Pacific was the naval Battle of

The Parnassus Funds	3

Midway, when U.S. forces destroyed a Japanese fleet and seized the initiative in the Pacific. The stock market began to rebound almost six weeks before that battle began.

In any case, I’m happy for the gains we made with these stocks, but the prices have moved so much higher that they’re no longer the screaming bargains they were earlier. I plan to hold the stocks, and will only add to the positions if they go much lower.

Another stock that helped us during the quarter was BEA Systems, a provider of business enterprise software. The company announced on January 16 that it agreed to be acquired by Oracle for $19.38 per share in cash. BEA added 20¢ to each fund share, as its stock soared 21.4% from $15.78 to $19.15 at the end of the quarter.

W&T Offshore rose 13.9% from $29.96 to $34.11, thereby adding 10¢ to the NAV. The company explores for and produces natural gas and petroleum. Higher energy prices and increased production accounted for the higher stock price. Forest Laboratories added 8¢ to each fund share, climbing 9.8% from $36.45 to $40.01. Clinical results for the company’s new drugs were positive, including treatments for fibromyalgia (widespread muscle and skeletal pain and fatigue disorder) and Alzheimer’s disease.

Cognex rose 8.3% from $20.15 to $21.83 for an increase of 7¢ on the NAV. The company supplies software and cameras for its “machine vision” products which automatically inspect for quality control during the manufacturing process. Cognex announced strong earnings and excellent future prospects because of new products, better sales force productivity and higher demand in Asia.

Outlook And Strategy

This section represents my thoughts and applies to the four funds that I manage: the Parnassus Fund, the Mid-Cap Fund, the Small-Cap Fund and the Workplace Fund. Todd Ahlsten covers the outlook and strategy for the Equity Income Fund and Fixed-Income Fund in those sections. Right now, it appears that the economy is in a recession, or at the very least, in a period of very slow growth. The best definition of a recession is two consecutive quarters of declines in Gross Domestic Product (GDP). If the economy is growing at, say, a rate of 4%, and then drops to a growth rate of, say, 1%, people will feel the effect. If the economy drops from a rate of 4% to a negative rate of 1%, it would feel somewhat worse, but in both cases, the general feeling would be similar.

The housing crisis has had a major impact, since it’s such an important part of the economy. The sub-prime mortgage problem has spread to the banking system, since so many financial institutions held securities backed by sub-prime mortgages. Major institutions such as Citigroup, Merrill Lynch and UBS have all had billions of dollars in losses, because of their holdings in sub-prime securities. The crisis forced investment bank Bear Stearns into near-bankruptcy until they were bailed out by JPMorgan Chase. When financial institutions have these kinds of capital losses, they have less money to lend, and this contributes to the economic slowdown. In this climate, all lenders become more cautious, reduce lending, and this amplifies the economic weakness. One result of all this weakness is that people lose their jobs. In February, the country had a net loss of 80,000 jobs. Given these situations, it’s almost certain that we’re in for some tough economic times.

4	The Parnassus Funds

If there’s one silver lining to this economic cloud, it’s that recessions don’t usually last very long. The exception, of course, was the Great Depression of the 1930s. What made that one last so long was the incompetence of the Federal Reserve System. Instead of expanding the money supply, they contracted it. This caused banks to fail and substantially reduced economic activity. Fortunately, we’ve learned a lot since the 1930s.

I think Chairman Ben Bernanke and today’s Federal Reserve have made the right decisions. Providing credit to Bear Stearns and facilitating its acquisition by JP Morgan prevented serious damage to the many financial institutions that had lent money to Bear. The shareholders of Bear Stearns were almost wiped out, but in my view, that was a positive, since the government should not bail out business owners, but should rescue the financial system.

Other actions taken by Bernanke have also been positive, such as sharply lowering the Fed Funds rate and making lots of credit available to banks and other financial institutions. In the past, monetary measures like these have almost always brought us out of recessions within a year or so. One interesting fact that most investors don’t realize is that stocks normally don’t decline during the latter half of a recession. They don’t necessarily go up, but they don’t go down much. Stocks usually drop before and during the first half of a recession. If that’s the case, we should see the bottom sometime this summer.

Right now, the funds I manage are fully invested. I’ve found lots of bargains in the market and added them to our portfolios. These stocks could go down further and become even better bargains, but there is also the possibility they could move higher long before the end of the recession, and I don’t want to be left on the sidelines. To see what’s possible, we only have to look at how our homebuilder shares have climbed so much higher, long before the fundamentals of the industry improve.

Yours truly,

Jerome L. Dodson
Chairman and Chief Executive Parnassus Investments

The Parnassus Funds	5

THE PARNASSUS EQUITY INCOME FUND

As of March 31, 2008, the net asset value per share (NAV) of the Equity Income Fund – Investor Shares was $23.64. After taking dividends into account, the total return for the first quarter was a loss of 6.36%. This compares to a decline of 9.45% for the S&P 500 Index (“S&P 500”) and a loss of 7.94% for the average equity income fund followed by Lipper Inc. (“Lipper average”). While I don’t like to lose money, I was relieved to know the Fund declined significantly less than our peers during the first quarter. The team was able to cushion the portfolio from major losses, as we avoided investments linked to the financial crisis and generated gains in energy stocks.

Our philosophy of using extensive research to find good businesses with secular growth opportunities at undervalued prices has continued to generate solid long-term results. I am very pleased the Fund’s one-, three- and ten-year returns significantly exceed the returns for both the S&P 500 and Lipper Average. I am especially proud that the Fund’s ten-year annual return of 8.94% is well-over double the 3.5% clip for the S&P 500.

Below is a table that compares the performance of the Fund with that of the S&P 500 and the average equity income fund followed by Lipper. Average annual total returns are for the one-, three-, five- and ten-year periods.

Average Annual Total Returns for periods ended March 31, 2008	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

EQUITY INCOME FUND–

Investor Shares	3.28%	8.49%	9.91%	8.94%	1.04%	1.00%

Institutional Shares	3.48%	NA	NA	NA	0.83%	0.79%

S&P 500 Index	(5.08%)	5.85%	11.31%	3.50%	NA	NA

Lipper Equity Income

Fund Average	(5.75%)	6.21%	12.17%	4.64%	NA	NA

The total return for the Equity Income Fund-Institutional Shares from commencement (April 28, 2006) was 7.36%. The performance of Institutional Shares differ from that shown for the Investor Shares to the extent that the Classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Standard and Poor’s 500 Composite Stock Index, also known as the S&P 500 is an unmanaged index of common stock, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns may. On March 31,1998, the Fund changed its investment objective from a balanced portfolio to an equity income portfolio. Before investing, an investor should carefully consider the investment objectives, risk, charges and expenses of the Fund and should carefully read the prospectus which contains this and other information. The prospectus is on the Parnassus website or you can obtain on by calling (800) 999 - 3505. As described in the Fund’s current prospectus dated, May 1, 2008, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% and 0.78% of net assets, exclusive of acquired fund fees, through April 30, 2009 for the Investor Shares and Institutional Shares, respectively.

Review of First Quarter 2008

Despite a tough first quarter for the stock market, the Fund held up quite well. Our loss of 6.36% was significantly less than the 9.45% decline for the S&P 500. During our first research team meeting of 2008, across the board, my analysts expressed major concerns about the impact of a slowing economy, falling home prices and a slumping job market. Based on these views, I positioned the portfolio according to the major investment themes from 2007. This meant owning few financial and consumer stocks which faced headwinds from the housing and banking crisis. On the positive front, the team maintained large investments in energy, health-care and technology businesses that could grow earnings in 2008 and beyond.

As the first quarter unfolded, waves of bad news hit Wall Street, including massive bank losses linked to sub-prime lending and complicated derivative securities. After years of exceedingly lenient underwriting standards and complex financial structures, the losses that began in 2007 reached staggering levels during the first quarter of 2008. This volatility pushed several over-leveraged firms to the brink of extinction. Major investment-banking firm Bear Stearns needed a lifeline from JPMorgan Chase and the Federal Reserve to avoid complete collapse. I’m pleased to report that the Fund didn’t own any pure-play investment banks during the first quarter. Our long-standing decision to underweight financial stocks was a major reason we outperformed the market during

6	The Parnassus Funds

the first quarter. Our underweight position in banks added 1.53% to our lead versus the S&P 500 during the first quarter.

The Fund also did very well in energy during the quarter, as the industry added 1.63% compared to the S&P 500’s return. We entered the year quite bullish on oil and natural gas prices and they soared due to a cold winter and a weak dollar. In addition, the decision to hold about 7% of Fund assets in cash during the first quarter added 0.73% to our advantage versus the S&P 500.

The Fund is down only 6.07% versus a 14.07% plunge for the S&P 500 since the stock market peaked on October 11, 2007. Thus far, our investment strategy has resulted in lower volatility for shareholders, as it did in the bear market of 2002. At Parnassus, we are focused on owning good, sustainable businesses at undervalued prices. We strive to know deeply the companies we’ve invested in, and the quality of the companies we’ve chosen to partner with. We are always mindful of Warren Buffet’s advice to make investments where it wouldn’t matter if the stock market closed for 10 years. Rest assured that the talented team we’ve assembled will stay focused on these disciplines. I continue to have a large amount of my liquid net worth in the Fund. I’m confident that my team can find good buying opportunities in this downturn.

Company Analysis

As proof of the volatile nature of the stock market, the three largest negative contributors to the Fund during the first quarter were among the big winners from 2007. The first of these is Microsoft Corporation, the well-known software company, which declined 20.3% from $35.60 to $28.38, reducing the Fund’s NAV by 23¢. The big news during the quarter was that Microsoft offered to acquire Internet search company Yahoo for approximately $45 billion, or $31 per share, on February 1st. At the time, this offer represented a 62% premium to Yahoo’s most recent share price. In spite of such a large premium, Yahoo’s board of directors publicly argued that the acquisition price was still too low. The market has punished Microsoft’s shares in anticipation of a protracted, and potentially costly, takeover battle between the two companies.

We think that the market has overreacted to the potential risk of a Yahoo acquisition. Microsoft’s online advertising business, even after a potential acquisition of Yahoo, is still considerably smaller than the company’s core software franchises. These businesses represent considerable long-term value to Microsoft shareholders, and contribute to the company’s attractive cash flow generation. This is why I have added to the Fund’s position during the quarter, and why Microsoft is still among the largest holdings in the Fund as of the end of the quarter.

Google, the leading Internet search company, declined 36.3% from $691 to $440 during the quarter, reducing the Fund’s NAV by 17¢. The stock dropped primarily because of the company’s disappointing growth in [“paid clicks”] during the quarter, as measured by market research company comScore. Basically, Google collects revenue from advertisers when Internet users click on one of the “sponsored links” which appear on the search results page. These “paid clicks” are the lifeblood of an Internet search company like Google, so any weakness in this key metric is heavily scrutinized by investors.

While we were somewhat surprised by the lower paid-clicks growth during the quarter, we think there’s a reasonable explanation for it. On their most recent quarterly earnings call on January 31, Google management discussed their plan to cut back on the number of ads they show with each search. They did this to reduce the number of clicks to low-quality advertisers and bad links, which should result in a more meaningful search experience for users and a more valuable advertising experience for Google’s customers. This should translate into higher prices per click, which would help to offset any related reduction in the number of clicks. We still like Google’s long-term prospects, which is why we added to the position during the quarter.

Chemed was the third loser during the quarter that was also one of the Fund’s most significant positive contributors during 2007. The stock was down 24.5% from $55.88 to $42.20, causing a 15¢ reduction to the NAV. Chemed is the parent company of VITAS, the leader in the hospice industry, and Roto-Rooter, the leader in plumbing and drain cleaning services. The stock was down during the quarter primarily because investors are concerned that the government might limit the price

The Parnassus Funds	7

increase for hospice reimbursement this year. After extensive discussions with Chemed’s management team, analyst Ben Allen reported to me that the risk of such a move is minimal. Because of this, we think that the price decline during the quarter is temporary, and that Chemed is still a terrific long-term investment for the Fund.

Valero, the oil refiner, was down 29.9% during the quarter, as its shares went from $70.03 to $49.11, reducing the Fund’s NAV by 14¢. Refining oil can be an unpredictable business in the short-term because of fluctuations in the cost of goods sold (crude oil) and the price of the finished product (gasoline, heating oil, etc.). The difference between the cost and price for a refiner is called the “crack spread,” which is analogous to a gross margin of a traditional business. This past quarter was tough for Valero because the price of crude oil has shot up faster than the price for refined goods, like gasoline. We think that the crack spread will increase throughout the year, especially as gasoline prices rise due to demand from summer drivers.

Teleflex Inc., a leading maker of disposable medical devices, cargo handling systems and fan blade repairs, declined 24.3% from $63.01 to $47.71, reducing the Fund’s NAV by 11¢. The stock fell during the first quarter as investors worried that Teleflex paid too much last year to buy catheter-maker Arrow, Inc. While the $2 billion price tag was steep for Arrow, I think the deal will add big earnings growth for Teleflex by 2010. Jeff Black, the CEO of Teleflex, is one of my favorite executives. His family has run Teleflex for three generations and he manages the business with focus and attention. We had a wonderful dinner in Miami during February as our business schedules overlapped. While there will be bumps in the road due to Arrow’s large size and integration, I feel it was right to “pay up” for the business because it adds significant growth and synergies. Mr. Black and his management team have a history of successfully merging companies, and I have high expectations for Teleflex.

The Fund’s four largest winners were all energy stocks. I have worked hard to find energy companies with not only strong environmental records but also low cost operations. This has meant trips to Houston, New Orleans and Bismarck, North Dakota. I used a rigorous process to find the top operators in different geographic regions to diversify the Fund’s energy investments. Houston-based XTO Energy was the Fund’s biggest gainer during the first quarter, adding 12¢ to the NAV as its stock jumped 20.4% from $51.36 to $61.86 per share. XTO, run by one of the finest energy executives in the business, Bob Simpson, is a premier, on-shore U.S. natural gas driller. While there is always room for improvement, XTO is doing a good job environmentally. For instance, the company has a Wetland Mitigation Bank where XTO will set aside anywhere from 3 to 7.5 acres of protected wetland for every acre they disturb. The stock soared as natural gas prices jumped due to a cold winter and declining supplies. In addition, XTO did an outstanding job boosting production.

Apache Corporation was the Fund’s second largest winner, jumping 12.4% to $120.82 from $107.54 per share, boosting the NAV by 9¢. Unlike XTO, which mostly produces natural gas, about 50% of Apache’s production is crude oil. In addition, the company gives the Fund international exposure as it drills in Canada, the Gulf of Mexico, North Sea, Egypt, Argentina and Australia. Apache is sensitive to the environment and also quite charitable, especially in Egypt where they are building schools for girls. The stock jumped higher as the company benefitted from high oil, natural gas and good production growth.

W&T Offshore, another Houston-based energy company added 6¢ to the NAV, as the stock rose 13.9% during the quarter from $29.96 to $34.11. Like XTO and Apache, the stock jumped due to energy prices and anticipated production growth. The company is a responsible corporate citizen, and any discussion about WTI’s “values” begins with its founder, Tracy Krohn. He is a self-made man, and the $12,000 he used to start the company in 1983 is now worth about $1.4 billion. His spirit and leadership drive the company. I have met Mr. Krohn three times, and he is truly dedicated both to building a great business and drilling for resources responsibly. He also deeply cares about

8	The Parnassus Funds

his employees and has made WTI a great place to work. When hurricane Katrina devastated New Orleans, WTI paid all costs for employee relocations to Houston, as well as six months of living expenses. Days later, when Hurricane Rita was approaching Houston, Mr. Krohn chartered a Boeing 757 (200 seat jet) to fly all employees, and even their pets, out of harm’s way to Kansas City. Mr. Krohn reminisced that the plane was like Noah’s Ark with several pets on board! WTI also assisted with general recovery efforts for the impacted areas by making several relief donations.

The final energy winner was Houston-based EOG Resources. The stock soared an amazing 34.5% from $89.25 to $120 as the company made big oil discoveries in Texas and Colorado. EOG is another socially-responsible company which is listed in Fortune magazine’s “100 Best Places to Work For.” We sold the stock as it reached our intrinsic value due to the major finds during the first quarter.

Strategy for 2008

It was hard to pick up a newspaper during the first quarter without reading about a slowing economy, the financial crisis or possible recession. As a portfolio manager, I use our team’s economic analysis to evaluate existing and potential investments. In addition, I use our economic research to help steer the Fund’s exposure to good businesses and avoid industries that face significant risks.

We have been quite concerned about the economy since our semi-annual report dated last August. As we anticipated, the macroeconomic environment has further deteriorated. First quarter real GDP growth estimates currently stand at -0.2% after an anemic 0.6% during the fourth quarter. While I am an optimist by nature, the facts don’t look good right now. Home prices declined by another 6.5% during the quarter while the unemployment rate jumped to 5.1%. As a result, consumer confidence hit its lowest level since March 2003. Finally, oil closed the quarter at $101.60. Amid these ever-weaker reports on the economy, the Federal Reserve has significantly reduced the Federal Funds rate by 200 basis points to 2.25%. Additionally, it has implemented several new liquidity initiatives in an effort to restore normalcy in the financial system. The White House and Congress have also responded swiftly by approving rebates for families and tax breaks for businesses.

Unfortunately, these monetary and fiscal stimuli have had little effect yet in helping the dislocations in the credit market and boosting the broader economy. Borrowing costs for U.S. consumers and companies have actually gone up in many cases because lending standards have dramatically tightened. The Fed’s actions have primarily focused on improving liquidity, but the root of the current crisis has more to do with a deleveraging of our economy. To sum it up, too many financial firms used too much debt to make too many loans that should have never been made. This could take quite some time to fix as monetary policy itself won’t likely be the only solution. Nor can the Fed directly influence house prices or home foreclosures. This financial turmoil will continue until the financial system has confidence that troubled-asset prices are being fairly valued. For this to happen, the U.S. housing market has to stabilize.

Investors have so far focused primarily on credit losses and write-offs reported by financial institutions. Many people feel once the banks’ write-downs subside, finance firms will return to high profit levels. Unfortunately, an important issue not yet fully understood, in my opinion, is that many of the ways finance firms made money in the past may not be successful in the future.

Financial institutions have dramatically shifted their business models over the past decade. They now depend much more on fee-income and less on traditional net interest margin to grow their earnings. Hence, lower interest rates will not offset the decline in revenue from high-margins businesses such as mortgage origination fees, mortgage servicing fees, security underwriting and merger and acquisition advisory fees. Also, since the end of 2003 through the first half of 2007, about half of the earnings improvement came from using leverage as opposed to increased profitability. Given the current financial environment, brokers will not be able to increase their leverage ratio beyond the current historically high levels. Therefore, they will not benefit from the tailwind they enjoyed since 2003. However, as finance stocks continue to decline, we are keeping a watchful eye on identifying the ones that have sustainable long-term businesses.

The Parnassus Funds	9

While it can be darkest before dawn, we continue to see no recovery in the cards for the U.S. consumer in 2008. Consequently, the Fund owns essentially no consumer discretionary stocks. We have not had a consumer spending recession since 1990, and I feel we are experiencing a consumption pullback. My job is to keep a close eye on the consumer as the economy will eventually improve.

However, here are the current facts: with oil prices above $100 per barrel and gasoline prices flirting with $4 a gallon, consumers are forced to spend more on necessities such as food, healthcare and gasoline and have less disposable income available for discretionary spending. Lenders are also cutting back on consumer loan availability amid rising delinquencies and defaults causing more drain on household cash flow. Additionally, mortgage equity withdrawal has declined since 2006, negatively impacting consumer spending in 2007 and early 2008. Lastly, the weakening employment situation has contributed to a decline in consumer confidence and placed pressures on spending. Non-farm payrolls decreased by 80,000 in March with private sector payrolls tumbling 98,000, which marked the fourth straight decline. In the meantime, consumer confidence dropped by almost 12 points to 64.5 in March. The number is now off 47.4 points from last July’s peak and is at a level that usually indicates a contraction in consumer spending. Clearly, given current conditions, we are waiting for consumer investment opportunities, but the timing is not right now.

Against this backdrop, we continue to maintain our major investment themes from the first quarter with few changes. The Fund is also underweight industrial stocks, because many of these companies could report much lower than expected earnings due to the weak economy. Our largest overweight position is technology, as the team has found many companies that should continue to grow earnings despite slower economic conditions. We remain overweight healthcare since the sector’s earnings are less sensitive to the business cycle. The Fund remains overweight in energy-utilities, but we have reduced our exposure significantly as oil reached $115 a barrel. Oil prices have reached very high levels and could retreat somewhat in the short-term, caused by a slowing economy and fewer speculative buyers. Finally, while we are bullish on the prospects of our portfolio companies, the Fund is holding about 6% cash as we wait for potential market corrections to create opportunities to buy great businesses.

Yours truly,

Todd C. Ahlsten Portfolio Manager

10	The Parnassus Funds

THE PARNASSUS MID - CAP FUND

As of March 31, 2008, the net asset value per share (NAV) of the Parnassus Mid-Cap Fund was $16.30, so the total return for the quarter was a loss of 6.27%. This compares to a loss of 9.98% for the Russell Midcap Index (“the Russell”) and a loss of 9.32% for the average mid-cap value fund followed by Lipper Inc. (“Lipper average”). While we lost money in a very difficult quarter, I am pleased that we significantly outperformed both our benchmarks.

Below is a table comparing the Parnassus Mid-Cap Fund with the Russell index and the Lipper average for the one-year period and for the period since September 30, 2005 when we first had most of the Fund’s assets in stock and for the period since inception on April 29, 2005. You will notice that the Fund is substantially ahead of its benchmarks for the one-year period and the period since September 30, 2005, but we lag the indices for the period since inception. The reason is that while we had most of our assets in cash from April 29 until September 30 of 2005, mid-cap stocks moved sharply higher, while we were on the sidelines, earning only meager money market returns.

Average Annual Total Returns for periods ended March 31, 2008	One Year	Since September 30, 2005	Since Inception April 29, 2005	Gross Expense Ratio	Net Expense Ratio

MID-CAP FUND	(5.60%)	5.71%	4.60%	2.05%	1.41%

Russell Midcap Index	(8.92%)	4.69%	8.77%	NA	NA

Lipper Mid-Cap Value

Average	(11.72%)	3.32%	7.06%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns may. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999–3505. As described in the Fund’s current prospectus dated May 1, 2008, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.40% of net assets, exclusive of acquired fund fees, through April 30, 2009.

Analysis

The stock that hurt us the most was First Horizon, a regional bank based in Tennessee, which dropped 22.8% during the quarter from $18.15 to $14.01, cutting 16¢ off the NAV. The bank has been caught up in the housing crisis, and while it has only limited sub-prime exposure, it does have a lot of construction loans, home equity loans and loans to homebuilders on which it has had substantial losses. Even with all these difficulties, I still think the stock is undervalued, and it should snap back by the end of the year.

Oil refiner Sunoco sank 27.6% from $72.44 to $52.47 for a loss of 14¢ per fund share. The stock dropped because the price of crude oil rose faster than the price of refined products such as gasoline and heating oil, thus squeezing the company’s margins.

NetApp (formerly Network Appliance) sliced 12¢ off the NAV, as its stock dropped 19.7% from $24.96 to $20.05. The company provides equipment for electronic data-storage. NetApp announced good earnings for its third quarter, but lowered its fourth quarter forecast, because of a cautious outlook on enterprise technology spending.

Citrix Systems cut 12¢ off each fund share, as its stock fell 22.8% from $38.01 to $29.33.The company supplies software that enables the rapid delivery of other software applications online. The stock dropped because of investor concerns about possible reduced spending for information technology.

Intuit, the maker of tax-preparation and accounting software, dropped 14.6% from $31.61 to $27.01 for a loss of 10¢ on the NAV. The stock declined because the accounting software business (Quick-Books) reported worse than expected results. We believe that investors overreacted and overlooked the positive results in the company’s much larger tax-preparation business (TurboTax).

The Parnassus Funds	11

Seagate Technology, a Silicon Valley-based maker of hard disk drives, fell 17.9% from $25.50 to $20.94 for a loss of 10¢ on each fund share. The company reported good earnings for the last quarter and forecast higher earnings for the next quarter because of better pricing, but investors were concerned about a report that suggested industry conditions were deteriorating due to the weak economic climate.

Despite a very difficult first quarter for the stock market, the Mid-Cap Fund had five stocks that each contributed 4¢ or more per fund share. Ironically, three of the best five performing stocks were homebuilders, despite terrible conditions in the industry. Please read the section on homebuilders in the Parnassus Fund report to get more background.

Leading the way was Pulte Homes, which added 20¢ to the NAV, while soaring 38.0% from $10.54 to $14.55. DR Horton added 9¢ to each fund share, as it climbed 19.6% from $13.17 to $15.75. Toll Brothers added 4¢ to the NAV, with its stock moving up 22.9% from $19.11, where we bought it during the quarter, to $23.48 by the end of the period.

Quicksilver Resources explores for and produces natural gas. Its stock rose 22.6% during the quarter, going from $29.80 to $36.53 and adding 9¢ to the NAV. Natural gas prices rose more than 40% for the quarter, boosting the earnings of Quicksilver.

BEA Systems contributed 8¢ to the value of each fund share, since its stock climbed 21.4% from $15.78 to $19.15. On January 16, BEA, a provider of business enterprise software, announced that it agreed to be acquired by Oracle for $19.38 per share in cash.

Yours truly,

Jerome L. Dodson
Chairman and Chief Executive
Parnassus Investments

12	The Parnassus Funds

THE PARNASSUS SMALL - CAP FUND

As of March 31, 2008, the net asset value per share (NAV) of the Parnassus Small-Cap Fund was $15.44, so the total return for the quarter was a loss of 8.69%. I know this doesn’t sound too good, but it actually wasn’t too bad given the terrible quarter. By comparison, the Russell 2000 Index (“Russell”) of smaller companies dropped 9.90%, and the average small-cap core fund followed by Lipper Inc. (“Lipper average”) lost 9.98%. So, we were down for the quarter, but not as much as the benchmarks.

Below is a table comparing the performance of the Small-Cap Fund with that of the Russell 2000 and the Lipper average for the one-year period, for the period since September 30 of 2005 and for the period since inception on April 29, 2005. You will see that the Small-Cap Fund is ahead of its benchmarks for the one-year period and the period since September 30, 2005, but that we trail the indices for the period since inception. The reason is that while we had most of our assets in cash from April 29 until September 30 of 2005, stocks of smaller companies in the Russell 2000 moved sharply higher, while we were on the sidelines, earning only modest returns on our cash.

Average Annual Total Returns for periods ended March 31, 2008	One Year	Since September 30, 2005	Since Inception April 29, 2005	Gross Expense Ratio	Net Expense Ratio

SMALL-CAP FUND	(12.42%)	3.82%	4.01%	2.08%	1.42%

Russell 2000 Index	(13.00%)	2.42%	7.35%	NA	NA

Lipper Small-Cap

Core Average	(13.30%)	1.48%	6.24%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns may. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999–3505. As described in the Fund’s current prospectus dated May 1, 2008, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.40% of net assets, exclusive of acquired fund fees, through April 30, 2009.

Analysis

The stock that hurt our performance the most was Powerwave Technologies, which cost the Fund 27¢ per share, as its stock swooned an amazing 36.7% from $4.03 to $2.55. The company makes products for wireless telephone networks, and its earnings have been pressured by manufacturing costs increasing faster than it can raise prices. Investors are also concerned that there may be reduced capital spending by wireless carriers in the current economic climate.

The Tower Group, an insurance company specializing in small businesses, lost 24.6%, dropping from $33.40 to $25.17 and costing the Fund 24¢ per share. During the quarter, Tower sold off all the sub-prime mortgages it was holding in its investment portfolio. Even though sub-prime exposure was less than 5% of its investments, investors sold the stock, because of an aversion to anything connected with sub-prime securities. Tower no longer holds any sub-prime assets, and its operating earnings are strong, so we’re keeping the stock.

Build-A-Bear Workshop operates retail stores and a website that allows customers to create, personalize and customize stuffed animals. Its stock dropped an astounding 34.8% during the quarter, sinking from $13.95 to $9.09, and slicing 19¢ off the NAV. Retail spending is slowing, especially for discretionary items, so the company reported significantly reduced sales per store and lower earnings in its most recent quarter. Management doesn’t expect the situation to improve any time soon. We’re holding the stock because it’s extremely undervalued.

The Parnassus Funds	13

Chemed shares declined 24.5% during the quarter from $55.88 to $42.20 for a loss of 18¢ on the NAV. The company’s VITAS subsidiary provides hospice services to Medicare and Medicaid patients, and the government agency known as CMS (Centers for Medicare and Medicaid Services) has proposed lower reimbursement rates for hospice services. We think it is unlikely that these cuts will go through, and if we’re right, the stock should go higher.

There were also four companies that made a positive contribution to shareholder value, with each one adding 9¢ or more to the NAV. The big winner was Bright Horizons, a childcare company, that soared 24.6% from $34.54 to $43.04 for a gain of 15¢ per fund share. On January 14, the company announced that Bain Capital and partners would pay $48.25 per share to acquire Bright Horizons. The transaction is expected to close in the second quarter of this year.

Cognex rose 8.3% from $20.15 to $21.83, thereby adding 11¢ to the NAV. The company supplies software and cameras for its “machine vision” products that automatically inspect products for quality control during the manufacturing process. Cognex announced strong earnings and excellent future prospects because of new products, better sales force productivity and higher demand in Asia.

Valeant Pharmaceuticals saw its stock price go up 7.2% from $11.97 to $12.83, making a contribution of 9¢ to each fund share. The company has a new CEO in Michael Pearson and also announced positive Phase III results for its new epilepsy drug.

Another healthcare company, ViroPharma, also added 9¢ to the NAV, as its stock climbed 12.6% from $7.94 to $8.94. The shares rose, as earnings in 2007 increased 43%, and the company provided optimistic guidance for 2008.

Yours truly,

Jerome L. Dodson
Chairman and Chief Executive
Parnassus Investments

14	The Parnassus Funds

THE PARNASSUS WORK PLACE FUND

As of March 31, 2008, the net asset value per share (NAV) of the Parnassus Workplace was $16.48, so the total return for the quarter was a loss of 6.36%. This compares to a loss of 9.45% for the S&P 500 and a loss of 9.85% for the average multi-cap core fund followed by Lipper Inc. (“Lipper average”). Although we lost money for the quarter, the Workplace Fund held up pretty well during difficult times.

Below is a table comparing the Parnassus Workplace Fund with the S&P 500 and the Lipper Multi-Cap Core Average for the one-year period, for the period since September 30, 2005 when we first had most of the Fund’s assets in stock (most of our assets were in cash until then) and for the period since inception on April 29, 2005. You will notice that the Fund is substantially ahead of the benchmarks for the one-year period and the period since September 30, 2005, but that we lag behind the S&P 500 by one percentage point since inception. The reason is that while we had most of our assets in cash from April 29, 2005 until September 30, 2005, the market moved much higher, while we earned only money market returns.

Average Annual Total Returns for periods ended March 31, 2008	One Year	Since September 30, 2005	Since Inception April 29, 2005	Gross Expense Ratio	Net Expense Ratio

WORKPLACE FUND	(0.67%)	6.33%	5.73%	2.65%	1.21%

S&P 500 Index	(5.08%)	4.98%	6.71%	NA	NA

Lipper Multi-Cap

Core Average	(5.57%)	4.34%	7.05%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Standard and Poor’s 500 Composite Stock Price Index, also known as the S&P 500 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns may. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2008, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, through April 30, 2009.

Analysis

The stock that hurt our performance the most was Google, the Internet search company. For the quarter, it sank an incredible 36.3% from $691 to $440, slicing 19¢ off the NAV. Almost all of Google’s revenue comes from search advertising, and the company gets paid each time someone clicks on one of the sponsored links that appears next to the search results. The stock crashed because of fewer than expected “paid clicks” in January and February. Investors had become accustomed to revenue growth that hit 40%, so when revenue was flat or slightly down, heavy selling pushed the stock much lower. We used the low stock price as an opportunity to add to our position. We think that the company has purposely eliminated lower-quality clicks, so that the quality of service to advertisers will improve. This should benefit the company in the long run. Google remains a great place to work and has a strong social profile. It again placed first in Fortune magazine’s annual list of the “100 Best Companies to Work For.”

First Horizon, a regional bank based in Tennessee, dropped 22.8% from $18.15 to $14.01, which subtracted 16¢ from each fund share. The bank is well-managed and has a reputation for being a good employer, but it has been caught up in the housing crisis. Although First Horizon does not have a lot of sub-prime exposure, it does have a lot of construction loans, home equity loans and loans to homebuilders.

Oil refiner Valero cost us 15¢ per fund share, as its stock dropped 29.9% from $70.03 to $49.11. The stock dropped because the price of crude oil has increased faster than the price of refined products like gasoline and heating oil. We still like the company and believe that the stock price will recover. Valero is on the Fortune 100 Best List, and we think it’s improving the environmental performance of its refineries.

The Parnassus Funds	15

Microsoft’s shares fell 20.3% during the quarter from $35.60 to $28.38, reducing the value of each fund share by 13¢. The primary reason for the drop was its offer to pay a premium to buy Internet company Yahoo. Investors feared that Microsoft would pay too much for the acquisition.

NetApp (formerly known as Network Appliance) cost the Fund 12¢ per share, as its stock swooned 19.7% from $24.96 to $20.05. The company provides equipment for electronic data-storage and it announced good earnings for the third quarter, but lowered its fourth quarter forecast because of a cautious outlook on enterprise technology spending.

Even though the first quarter was an ugly one, we still had six stocks that each made contributions of 3¢ or more to the value of each fund share. The big winner was Bright Horizons Family Solutions, a great childcare company featured on the Fortune 100 Best List. The stock enriched Parnassus shareholders by 14¢ per share, as its stock climbed 24.6% from $34.54 to $43.04. On January 14, the company announced that Bain Capital and partners would pay $48.25 per share to acquire Bright Horizons, and the transaction is expected to close in the second quarter of 2008.

Another buy-out that helped the Fund was BEA Systems’ agreement on January 16 to sell the company to Oracle for $19.38 in cash. BEA is a provider of business enterprise software and its stock price climbed from $15.78 to $19.15 for an increase of 21.4% and an addition of 9¢ to the NAV.

Xilinx provides technology customers with specialized semiconductors called programmable logic devices (PLDs). The stock rose 8.6% during the quarter from $21.87 to $23.75 for a gain of 4¢ per fund share. Revenue and earnings increased because of higher demand for its new products. The company also raised its quarterly dividend from 12¢ to 14¢ and increased its stock purchase program by $800 million.

Genentech rose 9.5% from $67.07 to $73.47 where we sold it during the quarter for a gain of 4¢ on the NAV. The FDA approved the use of the company’s cancer drug, Avastin, for use with breast cancer.

Yahoo’s stock jumped 20.8% from $23.26 to $28.10 where we sold it during the quarter for a gain of 4¢ per fund share. The stock moved higher on a buy-out offer from Microsoft.

Software-maker Adobe contributed 3¢ to the NAV, as it rose 10.1% from $32.33 where we bought it during the quarter to $35.59 by the end of the quarter. Management reported strong quarterly earnings and good demand for its core products.

Yours truly,

Jerome L. Dodson
Chairman and Chief Executive
Parnassus Investments

16	The Parnassus Funds

THE PARNASSUS FIXED - INCOME FUND

As of March 31, 2008, the net asset value per share (NAV) of the Fixed-Income Fund was $16.39, yielding a total return for the quarter of 1.49% (including dividends). This compares to a gain of just 0.19% for the average A-rated bond fund followed by Lipper Inc. (“Lipper average”) and a gain of 2.17% for the Lehman U.S. Aggregate Bond Index. We’re pleased that our performance so far this year has considerably outpaced the average A-rated bond fund tracked by Lipper Inc.

Below is a table comparing the performance of the Fund with that of the Lehman U.S. Aggregate Bond Index and the average A-rated bond fund followed by Lipper. Average annual total returns are for the one-, three-, five- and ten-year periods. We’re proud to report that for each of these periods, the Fund has outperformed the Lipper average. The 30-day SEC yield for the Fund for March 2008 was 2.75%.

Average Annual Total Returns for periods ended March 31, 2008	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

FIXED-INCOME FUND	6.60%	5.61%	4.36%	5.28%	0.88%	0.88%

Lipper A-rated Bond

Fund Average*	3.28%	3.63%	3.76%	4.98%	NA	NA

Lehman U.S. Aggregate

Bond Index	7.67%	5.48%	4.58%	6.04%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Lehman U.S. Aggregate Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. An index doesn’t take expenses, fees or taxes into account, but mutual fund returns may. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should read the prospectus which contains this and other information. The prospectus is on the Parnassus website or you can get one by calling (800) 999–3505. As described in the Fund’s current prospectus dated May 1, 2008, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.87% of net assets, exclusive of acquired fund fees, through April 30, 2009.

* For the one-, three-, five- and ten-year periods ended March 31, 2008 based on the Lipper A-Rated Bond Fund Average the Parnassus Fixed-Income Fund placed #21 out of 170 funds, #5 out of 155 funds, #33 out of 135 funds and #20 out of 61 funds, respectively.

Analysis of the First Quarter

We’re pleased to report that in the first quarter of 2008, we beat our Lipper peers by 1.30%, and that our one-, three-, five- and ten-year returns are all above the Lipper average. The last few quarters have been difficult in the bond market, so we’re especially proud to have generated strong total returns during this period, while avoiding the riskiest areas of the credit market, like bonds backed by sub-prime mortgages.

The U.S. housing market continued to deteriorate during the first quarter, with falling home prices leading to increasing numbers of mortgage defaults. Faced with capital losses, the banks that hold these mortgages have been forced to sell off assets or raise new equity to rebuild their balance sheets. At the same time, many banks have been reluctant to issue new mortgages.

With banks less willing to lend against homes, consumers have increasingly turned to credit cards to sustain their spending habits. However, in light of rising delinquencies and defaults on consumer loans, lenders have started cutting back on consumer loan availability by increasing their lending standards. The latest Senior Loan Officer Opinion Survey conducted in January by the Fed revealed that lending standards have tightened across all types of loans, not just mortgages.

One reason our Fund performed well during the first quarter was that we avoided investments that are backed by risky home mortgages and consumer credit. We also had a relatively small amount of the Fund in convertible bonds during the quarter, which was the right decision, given the poor performance of the stock market over the last three months.

The Parnassus Funds	17

Strategy

We own a high concentration of relatively short-maturity bonds, because we think that long-term interest rates are still too low. The 10-year Treasury bond yielded only 3.45% at quarter-end, down from 4.04% at December 31. After taking inflation into consideration, this yield is not very attractive to us. This is especially true after taking into consideration the risk that bond prices may go down, if rates increase as we expect.

Fixed-Income Fund at March 31, 2008 (percentage of net assets)
Portfolio Composition
Long-term:
Consumer	0.5%
Long-term U.S. Government and Agency Securities	31.1%
Financials	12.9%
Healthcare	3.5%
Information Technology	6.3%
Utilities	1.5%
Telecommunication Services	1.1%
Short-term:
Short-term U.S. Government Agency Securities	34.4%
Other Short-term Investments and Assets and Liabilities	8.7%

Portfolio characteristics and holdings are subject to change periodically.

Because of this risk of interest rate increases, we have reduced the Fund’s duration from 4.1 years at year-end to 3.2 years at quarter-end. This is considerably below the 4.4 year duration of the Lehman U.S. Aggregate Bond Index. Duration measures how sensitive a bond’s price is to changes in its interest rate, so our low duration portfolio would help us outperform our index if rates go up.

The Fed Funds rate, which opened the year at 4.25%, is now at 2.25% after some aggressive cutting over the last three months. Given the severity of our credit crisis, and the risks to economic growth, we expect Ben Bernanke and the Federal Open Market Committee to continue cutting rates, and generally acting to increase credit availability to major financial institutions. While these moves may boost the economy in the near-term, they would increase the risk of inflation over the long-term. We’ll wait to buy longer-duration bonds until interest rates compensate for this higher potential inflation.

Finally, we’d like to introduce you to Minh Bui, who officially joined the Fixed-Income team as Co-Portfolio Manager on May 1st, 2008. Minh has been an integral part of Parnassus’s investment team since he joined the firm in the fall of 2004. He will provide extensive credit, valuation and economic analysis and research. We are very excited to have him on the team and contributing to deliver consistent above-average returns for shareholders of the Fixed-Income Fund in the years to come.

Thank you for investing in the Parnassus Fixed-Income Fund.

Yours truly,

Todd C. Ahlsten	Ben Allen	Minh Bui

Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

18	The Parnassus Funds

SOCIAL AND ENVIRONMENTAL NOTES

The Parnassus Funds considered social and environmental factors as well as financial considerations in investing in homebuilder stocks. Pulte Homes is an industry leader in the construction of Energy Star certified homes. Toll Brothers uses carpet padding made out of recycled dashboards in most of the homes that it builds. DR Horton provides a supplemental ten-year limited warranty that covers major construction defects and was the first homebuilder in the country to apply new American Lung Association guidelines for indoor air quality to improve living conditions for people with asthma.

ProLogis will lease 607,000 square feet of roof space at its Kaiser Distribution Park in Fontana, California, to Southern California Edison for use with solar panels that will generate enough electricity to power 1,426 households per year. In Europe, the company has installed its own solar panels on the rooftops of its buildings and sells the power to its existing tenants or back to the electrical grid. It plans to do the same thing here in America.

According to the Environmental Protection Agency, semiconductor-maker Intel is the largest purchaser of green power in the country, buying 46% of its total electrical use. The company buys renewable-energy certificates from solar-power generators and wind farms equal to the electricity needed to power 130,000 average American homes per year. Intel also took the No.1 spot in this year’s “100 Best Corporate Citizens” list compiled by CRO Magazine (Corporate Responsibility Officer).

NetApp (formerly Network Appliance) announced that it has been recognized by the California Integrated Waste Management Board for its outstanding efforts to reduce solid waste.

The Parnassus Funds	19

THE PARNASSUS FUND

Summary Portfolio as of March 31, 2008 (unaudited)

Shares	Equities	Market Value	Per Share	Percent of Net Assets
600,000	Intel Corp.	$12,708,000	$21.18	5.0%
325,000	Cisco Systems Inc.	7,829,250	24.09	3.1%
250,000	Ciena Corp.	7,707,500	30.83	3.0%
160,000	Teleflex Inc.	7,633,600	47.71	3.0%
290,000	Tower Group Inc.	7,299,300	25.17	2.8%
200,000	W&T Offshore Inc.	6,822,000	34.11	2.7%
15,000	Google Inc.	6,607,050	440.47	2.6%
450,000	Pulte Homes Inc.	6,547,500	14.55	2.6%
150,000	QUALCOMM Inc.	6,150,000	41.00	2.4%
120,000	Target Corp.	6,081,600	50.68	2.4%
150,000	Forest Laboratories Inc.	6,001,500	40.01	2.3%
210,000	Amdocs Ltd.	5,955,600	28.36	2.3%
120,000	Valero Energy Corp.	5,893,200	49.11	2.3%
190,000	Linear Technology Corp.	5,831,100	30.69	2.3%
135,000	Bright Horizons Family Solutions Inc.	5,810,400	43.04	2.3%
110,000	Cardinal Health Inc.	5,776,100	52.51	2.3%
450,000	Valeant Pharmaceuticals International	5,773,500	12.83	2.3%
310,000	Altera Corp.	5,713,300	18.43	2.2%
135,000	Chemed Corp.	5,697,000	42.20	2.2%
350,000	DR Horton Inc.	5,512,500	15.75	2.2%
220,000	Lowe’s Cos., Inc.	5,046,800	22.94	2.0%
130,000	Walgreen Co.	4,951,700	38.09	1.9%
240,000	NetApp Inc.	4,812,000	20.05	1.9%
80,000	ProLogis	4,708,800	58.86	1.8%
190,000	Corning Inc.	4,567,600	24.04	1.8%
250,000	OmniVision Technologies Inc.	4,205,000	16.82	1.6%
165,000	Freddie Mac	4,177,800	25.32	1.6%
290,000	First Horizon National Corp.	4,062,900	14.01	1.6%
120,000	Waste Management Inc.	4,027,200	33.56	1.6%
190,000	BEA Systems Inc.	3,638,500	19.15	1.4%
110,000	Whole Foods Market Inc.	3,626,700	32.97	1.4%
75,000	Barr Pharmaceuticals Inc.	3,623,250	48.31	1.4%
120,000	Microsoft Corp.	3,405,600	28.38	1.3%
75,000	American Express Co.	3,279,000	43.72	1.3%
360,000	ViroPharma Inc.	3,218,400	8.94	1.2%
1,250,000	Powerwave Technologies Inc.	3,187,500	2.55	1.2%
200,000	SLM Corp.	3,070,000	15.35	1.2%
70,000	Best Buy Co., Inc.	2,902,200	41.46	1.1%
80,000	Adobe Systems Inc.	2,847,200	35.59	1.1%
120,000	Cognex Corp.	2,619,600	21.83	1.0%
40,000	Johnson & Johnson	2,594,800	64.87	1.0%

20	The Parnassus Funds

Summary Portfolio as of March 31, 2008 (unaudited) continued

Shares	Equities	Market Value	Per Share	Percent of Net Assets
275,000	Mentor Graphics Corp.	$2,428,250	$8.83	0.9%
75,000	Autodesk Inc.	2,361,000	31.48	0.9%
65,000	Graco Inc.	2,356,900	36.26	0.9%
100,000	Toll Brothers Inc.	2,348,000	23.48	0.9%
80,000	Citrix Systems Inc.	2,346,400	29.33	0.9%
80,000	Wells Fargo & Co.	2,328,000	29.10	0.9%
30,000	Ultra Petroleum Corp.	2,325,000	77.50	0.9%
80,000	Texas Instruments Inc.	2,261,600	28.27	0.9%
60,000	eBay Inc.	1,790,400	29.84	0.7%
68,500	Cymer Inc.	1,783,740	26.04	0.7%
90,000	Applied Materials Inc.	1,755,900	19.51	0.7%
160,000	Cadence Design Systems Inc.	1,708,800	10.68	0.7%
60,000	Intuit Inc.	1,620,600	27.01	0.6%
45,000	Sysco Corp.	1,305,900	29.02	0.5%
40,000	Nordstrom Inc.	1,304,000	32.60	0.5%
44,000	Cognizant Technology Solutions Corp.	1,268,520	28.83	0.5%
425,000	Lattice Semiconductor Corp.	1,207,000	2.84	0.5%
7,000	Goldman Sachs Group Inc.	1,157,730	165.39	0.5%
50,000	Seagate Technology	1,047,000	20.94	0.4%
30,000	WD-40 Co.	997,500	33.25	0.4%
50,000	Plantronics Inc.	965,500	19.31	0.4%
10,000	Illinois Tool Works Inc.	482,300	48.23	0.2%
10,000	JPMorgan Chase & Co.	429,500	42.95	0.2%
10,000	Paychex Inc.	342,600	34.26	0.1%

	Total investment in equities	$249,844,690		97.5%
	Total short-term securities	$3,814,866		1.5%
	Other assets and liabilities	$2,644,532		1.0%

	Total net assets	$256,304,088		100.0%

	Net asset value as of March 31, 2008	$34.23

The Parnassus Funds	21

THE PARNASSUS EQUITY INCOME FUND

Summary Portfolio as of March 31, 2008 (unaudited)

Shares	Equities	Market Value	Per Share	Percent of Net Assets
1,600,000	Microsoft Corp.	$45,408,000	$28.38	4.9%
695,000	Johnson & Johnson	45,084,650	64.87	4.9%
75,000	Google Inc.	33,035,250	440.47	3.6%
415,000	Danaher Corp.	31,552,450	76.03	3.4%
255,000	Apache Corp.	30,809,100	120.82	3.3%
415,000	Procter & Gamble Co.	29,079,050	70.07	3.1%
600,000	Teleflex Inc.	28,626,000	47.71	3.1%
765,000	Waste Management Inc.	25,673,400	33.56	2.8%
400,000	XTO Energy Inc.	24,744,000	61.86	2.7%
390,000	ProLogis	22,955,400	58.86	2.5%
340,000	AFLAC Inc.	22,083,000	64.95	2.4%
850,000	MDU Resources Group Inc.	20,867,500	24.55	2.3%
600,000	W&T Offshore Inc.	20,466,000	34.11	2.2%
480,000	Chemed Corp.	20,256,000	42.20	2.2%
790,000	Cisco Systems Inc.	19,031,100	24.09	2.1%
165,000	International Business Machines Corp.	18,998,100	115.14	2.0%
350,000	Rohm & Haas Co.	18,928,000	54.08	2.0%
375,000	Valero Energy Corp.	18,416,250	49.11	1.9%
335,000	AMB Property Corp.	18,230,700	54.42	1.9%
500,000	Black Hills Corp.	17,890,000	35.78	1.9%
550,000	Linear Technology Corp.	16,879,500	30.69	1.8%
600,000	WR Berkley Corp.	16,614,000	27.69	1.8%
605,000	Intuit Inc.	16,341,050	27.01	1.8%
250,000	Energen Corp.	15,575,000	62.30	1.7%
325,000	Teva Pharmaceutical Industries Ltd. (ADR)	15,011,750	46.19	1.6%
400,000	McCormick & Co.	14,788,000	36.97	1.6%
270,000	Novartis AG (ADR)	13,832,100	51.23	1.5%
475,000	Sysco Corp.	13,784,500	29.02	1.5%
550,000	Pepco Holdings Inc.	13,596,000	24.72	1.5%
165,000	3M Co.	13,059,750	79.15	1.4%
300,000	Ecolab Inc.	13,029,000	43.43	1.4%
270,000	Fiserv Inc.	12,984,300	48.09	1.4%
200,000	Smith International Inc.	12,846,000	64.23	1.4%
547,100	Southern Union Co.	12,731,017	23.27	1.4%
195,000	Sigma-Aldrich Corp.	11,631,750	59.65	1.3%
300,000	Accenture Ltd.	10,551,000	35.17	1.1%
215,000	Quest Diagnostics Inc.	9,733,050	45.27	1.1%
200,000	Barr Pharmaceuticals Inc.	9,662,000	48.31	1.0%
370,000	Tower Group Inc.	9,312,900	25.17	1.0%
270,000	Paychex Inc.	9,250,200	34.26	1.0%
700,000	Valeant Pharmaceuticals International	8,981,000	12.83	1.0%
120,000	Laboratory Corp.	8,841,600	73.68	1.0%

22	The Parnassus Funds

Summary Portfolio as of March 31, 2008 (unaudited) continued

Shares	Equities	Market Value	Per Share	Percent of Net Assets
200,000	JPMorgan Chase & Co.	$8,590,000	$42.95	0.9%
245,000	WD-40 Co.	8,146,250	33.25	0.9%
265,000	Cognizant Technology Solutions Corp.	7,639,950	28.83	0.8%
350,000	Intel Corp.	7,413,000	21.18	0.8%
250,000	Wells Fargo & Co.	7,275,000	29.10	0.8%
140,000	Gen-Probe Inc.	6,748,000	48.20	0.7%
200,000	Microchip Technology Inc.	6,546,000	32.73	0.7%
135,000	Ormat Technologies Inc.	5,806,350	43.01	0.6%
125,000	Automatic Data Processing Inc.	5,298,750	42.39	0.6%
65,000	Genzyme Corp.	4,845,100	74.54	0.5%
110,000	Northwest Natural Gas Co.	4,778,400	43.44	0.5%
135,000	Otter Tail Corp.	4,777,650	35.39	0.5%
200,000	IMS Health Inc.	4,202,000	21.01	0.5%
75,000	SAP AG (ADR)	3,717,750	49.57	0.4%

	Total investment in equities	$876,953,617		94.7%

Principal Amount $	Community Loans	Market Value	Per Share	Percent of Net Assets
1,000,000	MicroVest I, LP Note
	5.875%, due 10/15/2009	$921,266		0.1%
500,000	MicroVest I, LP Note
	5.875%, due 03/15/2010	441,397		0.0%
	Total investment in community loans	$1,362,663		0.1%
	Total long-term investments	$878,316,280		94.8%
	Total short-term securities	$59,579,974		6.4%
	Other assets and liabilities	$(11,104,333)		–1.2%

	Total net assets	$926,791,921		100.0%

	Net asset value as of March 31, 2008
	Investor shares	$23.64
	Institutional shares	$23.68

The Parnassus Funds	23

THE PARNASSUS MID - CAP FUND

Summary Portfolio as of March 31, 2008 (unaudited)

Shares	Equities	Market Value	Per Share	Percent of Net Assets
9,000	Linear Technology Corp.	$276,210	$30.69	5.0%
18,000	Pulte Homes Inc.	261,900	14.55	4.7%
4,500	Barr Pharmaceuticals Inc.	217,395	48.31	3.9%
8,000	Intuit Inc.	216,080	27.01	3.9%
15,000	First Horizon National Corp.	210,150	14.01	3.8%
4,000	Teleflex Inc.	190,840	47.71	3.4%
5,500	Waste Management Inc.	184,580	33.56	3.3%
6,500	Amdocs Ltd.	184,340	28.36	3.3%
5,000	Quicksilver Resources Inc.	182,650	36.53	3.3%
9,000	NetApp Inc.	180,450	20.05	3.2%
11,000	DR Horton Inc.	173,250	15.75	3.1%
8,000	IMS Health Inc.	168,080	21.01	3.0%
8,000	Seagate Technology	167,520	20.94	3.0%
9,000	Altera Corp.	165,870	18.43	3.0%
4,000	Forest Laboratories Inc.	160,040	40.01	2.9%
2,000	Ultra Petroleum Corp.	155,000	77.50	2.9%
7,000	BEA Systems Inc.	134,050	19.15	2.4%
4,000	Microchip Technology Inc.	130,920	32.73	2.3%
21,000	Micron Technology Inc.	125,370	5.97	2.2%
3,000	Best Buy Co., Inc.	124,380	41.46	2.2%
3,500	Marriott International Inc.	120,260	34.36	2.2%
2,000	ProLogis	117,720	58.86	2.1%
4,000	Citrix Systems Inc.	117,320	29.33	2.1%
3,500	Nordstrom Inc.	114,100	32.60	2.0%
6,000	Symantec Corp.	99,720	16.62	1.8%
2,000	Varian Medical Systems Inc.	93,680	46.84	1.7%
3,000	Cognizant Technology Solutions Corp.	86,490	28.83	1.6%
3,500	Toll Brothers Inc.	82,180	23.48	1.5%
1,500	Sunoco Inc.	78,705	52.47	1.4%
5,000	SLM Corp.	76,750	15.35	1.4%
4,000	Liz Claiborne Inc.	72,600	18.15	1.3%
2,000	Patterson Cos., Inc.	72,600	36.30	1.3%
1,500	Fiserv Inc.	72,135	48.09	1.3%
6,000	Cadence Design Systems Inc.	64,080	10.68	1.1%
2,500	MDU Resources Group Inc.	61,375	24.55	1.1%
1,500	Adobe Systems Inc.	53,385	35.59	1.0%
1,500	Paychex Inc.	51,390	34.26	1.0%
2,500	NVIDIA Corp.	49,475	19.79	0.9%
5,000	Integrated Device Technology Inc.	44,650	8.93	0.8%
1,500	Sysco Corp.	43,530	29.02	0.8%
1,500	WR Berkley Corp.	41,535	27.69	0.7%
2,250	Sun Microsystems Inc.	34,943	15.53	0.6%
1,000	Whole Foods Market Inc.	32,970	32.97	0.4%

	Total investment in equities	$5,290,668		94.9%
	Total short-term securities	$145,313		2.6%
	Other assets and liabilities	$137,890		2.5%

	Total net assets	$5,573,871		100.0%

	Net asset value as of March 31, 2008	$16.30

24	The Parnassus Funds

THE PARNASSUS SMALL - CAP FUND

Summary Portfolio as of March 31, 2008 (unaudited)

Shares	Equities	Market Value	Per Share	Percent of Net Assets
8,000	Bright Horizons Family Solutions Inc.	$344,320	$43.04	4.9%
8,000	LifeCell Corp.	336,240	42.03	4.8%
15,000	Cognex Corp.	327,450	21.83	4.6%
25,000	Valeant Pharmaceuticals International	320,750	12.83	4.5%
35,000	ViroPharma Inc.	312,900	8.94	4.4%
6,500	Teleflex Inc.	310,115	47.71	4.4%
9,000	W&T Offshore Inc.	306,990	34.11	4.3%
12,000	Tower Group Inc.	302,040	25.17	4.3%
33,000	Mentor Graphics Corp.	291,390	8.83	4.1%
100,000	Lattice Semiconductor Corp.	284,000	2.84	4.0%
5,000	Nordson Corp.	269,250	53.85	3.8%
6,000	Chemed Corp.	253,200	42.20	3.6%
9,000	Cymer Inc.	234,360	26.04	3.3%
90,000	Powerwave Technologies Inc.	229,500	2.55	3.2%
14,000	K-Swiss Inc.	221,480	15.82	3.1%
6,000	Graco Inc.	217,560	36.26	3.1%
7,000	Ciena Corp.	215,810	30.83	3.1%
9,000	NetApp Inc.	180,450	20.05	2.5%
20,000	Integrated Device Technology Inc.	178,600	8.93	2.5%
10,000	Mitcham Industries Inc.	178,200	17.82	2.5%
9,200	Plantronics Inc.	177,652	19.31	2.5%
10,000	OmniVision Technologies Inc.	168,200	16.82	2.4%
18,000	Build-A-Bear Workshop Inc.	163,620	9.09	2.3%
5,000	Toll Brothers Inc.	117,400	23.48	1.7%
15,000	O2Micro International Ltd. (ADR)	115,950	7.73	1.6%
4,000	Baldor Electric Co.	112,000	28.00	1.6%
5,000	Computer Programs & Systems Inc.	104,500	20.90	1.5%
9,000	Cadence Design Systems Inc.	96,120	10.68	1.4%
5,000	Websense Inc.	93,750	18.75	1.3%
2,500	WD-40 Co.	83,125	33.25	1.2%
3,000	Steris Corp.	80,490	26.83	1.1%
50,000	Zhone Technologies Inc.	49,000	0.98	0.7%
3,000	Pulte Homes Inc.	43,650	14.55	0.6%
2,800	Lifetime Brands Inc.	25,032	8.94	0.4%
2,000	Harmonic Inc.	15,200	7.60	0.2%

	Total investment in equities	$6,760,294		95.5%
	Total short-term securities	$252,586		3.6%
	Other assets and liabilities	$64,677		0.9%

	Total net assets	$7,077,557		100.0%

	Net asset value as of March 31, 2008	$15.44

The Parnassus Funds	25

THE PARNASSUS WORK PLACE FUND

Summary Portfolio as of March 31, 2008 (unaudited)

Shares	Equities	Market Value	Per Share	Percent of Net Assets
4,500	American Express Co.	$196,740	$43.72	4.7%
6,000	Linear Technology Corp.	184,140	30.69	4.4%
400	Google Inc.	176,188	440.47	4.2%
4,000	Bright Horizons Family Solutions Inc.	172,160	43.04	4.1%
3,500	Valero Energy Corp.	171,885	49.11	4.1%
4,000	QUALCOMM Inc.	164,000	41.00	3.9%
7,500	Intel Corp.	158,850	21.18	3.8%
4,000	Walgreen Co.	152,360	38.09	3.6%
10,000	First Horizon National Corp.	140,100	14.01	3.3%
7,500	Altera Corp.	138,225	18.43	3.3%
5,000	Intuit Inc.	135,050	27.01	3.2%
6,500	NetApp Inc.	130,325	20.05	3.1%
3,500	Graco Inc.	126,910	36.26	3.0%
2,500	Target Corp.	126,700	50.68	3.0%
5,000	Corning Inc.	120,200	24.04	2.9%
2,200	Nordson Corp.	118,470	53.85	2.8%
3,500	Autodesk Inc.	110,180	31.48	2.6%
3,500	Baldor Electric Co.	98,000	28.00	2.3%
1,500	AFLAC Inc.	97,425	64.95	2.3%
4,000	Xilinx Inc.	95,000	23.75	2.3%
3,000	eBay Inc.	89,520	29.84	2.1%
2,500	Adobe Systems Inc.	88,975	35.59	2.1%
2,500	Marriott International Inc.	85,900	34.36	2.0%
2,500	Paychex Inc.	85,650	34.26	2.0%
3,000	SEI Investments Co.	74,070	24.69	1.8%
2,500	Citrix Systems Inc.	73,325	29.33	1.7%
400	Goldman Sachs Group Inc.	66,156	165.39	1.6%
2,000	Nordstrom Inc.	65,200	32.60	1.5%
1,200	Novartis AG (ADR)	61,476	51.23	1.5%
2,000	Wells Fargo & Co.	58,200	29.10	1.4%
500	International Business Machines Corp.	57,570	115.14	1.4%
3,000	BEA Systems Inc.	57,450	19.15	1.4%
2,000	Microsoft Corp.	56,760	28.38	1.3%
2,000	Texas Instruments Inc.	56,540	28.27	1.3%
2,000	Cisco Systems Inc.	48,180	24.09	1.1%
500	3M Co.	39,575	79.15	0.9%
1,000	Whole Foods Market Inc.	32,970	32.97	0.8%
500	Costco Wholesale Co.	32,485	64.97	0.8%
500	Johnson & Johnson	32,435	64.87	0.8%
1,000	Symantec Corp.	16,620	16.62	0.4%
1,000	Cadence Design Systems Inc.	10,680	10.68	0.3%
300	Simpson Manufacturing Co., Inc.	8,154	27.18	0.2%

	Total investment in equities	$4,010,799		95.3%
	Total short-term securities	$188,142		4.5%
	Other assets and liabilities	$7,542		0.2%

	Total net assets	$4,206,483		100.0%

	Net asset value as of March 31, 2008	$16.48

26	The Parnassus Funds

THE PARNASSUS FIXED - INCOME FUND

Summary Portfolio as of March 31, 2008 (unaudited)

Principal Amount $	Convertible Bonds	Market Value	Per Share	Percent of Net Assets
1,500,000	Maxtor Corp.
	Notes, 6.800%, due 04/30/2010	$1,603,125	$106.88	1.8%
1,500,000	Prologis
	Notes, 1.875%, due 11/15/2037	1,350,000	90.00	1.6%
1,000,000	Intel Corp.
	Notes, 2.950%, due 12/15/2035	981,250	98.13	1.1%

	Total investment in convertible bonds	$3,934,375		4.5%

Principal Amount $	Corporate Bonds	Market Value	Per Share	Percent of Net Assets
3,000,000	Genentech Inc.
	Notes, 4.750%, due 07/15/2015	$3,013,659	$100.46	3.5%
2,800,000	Cisco Systems Inc.
	Notes, 5.500%, due 02/22/2016	2,896,900	103.46	3.3%
2,000,000	Wells Fargo & Co.
	Notes, 5.125%, due 09/15/2016	1,978,624	98.93	2.3%
2,000,000	Merrill Lynch & Co., Inc.
	Notes, 6.500%, due 07/15/2018	1,938,646	96.93	2.2%
2,000,000	American Express Co.
	Notes, 5.500%, due 09/12/2016	1,931,538	96.58	2.2%
1,500,000	Goldman Sachs Inc.
	Notes, 5.750%, due 10/01/2016	1,495,004	99.67	1.7%
1,000,000	Verizon Communications Inc.
	Notes, 5.550%, due 02/15/2016	994,896	99.49	1.2%
1,000,000	Goldman Sachs Inc.
	Notes, 5.625%, due 01/15/2017	959,325	95.93	1.1%
500,000	Wells Fargo Financial Inc.
	Notes, 6.850%, due 07/15/2009	518,304	103.66	0.6%
500,000	Goldman Sachs Inc.
	Notes, 6.650%, due 05/15/2009	513,165	102.63	0.6%
500,000	Bank One Corp.
	Notes, 6.000%, due 02/17/2009	507,782	101.56	0.6%
400,000	Target Corp.
	Notes, 7.500%, due 08/15/2010	434,020	108.51	0.5%

	Total investment in corporate bonds	$17,181,863		19.8%

Shares	Equities	Market Value	Per Share	Percent of Net Assets
30,000	ONEOK Inc.	$1,338,900	$44.63	1.5%

The Parnassus Funds	27

THE PARNASSUS FIXED - INCOME FUND

Summary Portfolio as of March 31, 2008 (unaudited) continued

Principal Amount $	U.S. Government Agency Bonds	Market Value	Per Share	Percent of Net Assets
8,000,000	Fannie Mae
	4.350%, due 01/25/2010	$8,279,904	$103.50	9.5%
3,000,000	Federal Farm Credit Bank
	5.410%, due 11/07/2016	3,188,148	106.27	3.7%
3,000,000	Fannie Mae
	5.125%, due 04/22/2013	3,004,869	100.16	3.5%
2,000,000	Federal Home Loan Bank System
	5.500%, due 11/17/2016	2,133,658	106.68	2.5%
2,000,000	Fannie Mae
	5.250%, due 01/15/2009	2,045,874	102.29	2.4%
2,000,000	Freddie Mac
	6.000%, due 09/19/2016	2,030,646	101.53	2.3%
1,500,000	Federal Home Loan Bank System
	5.250%, due 09/12/2014	1,638,038	109.20	1.9%
1,500,000	Federal Home Loan Bank System
	5.000%, due 09/14/2012	1,613,966	107.60	1.8%
1,500,000	Federal Home Loan Bank System
	5.125%, due 03/10/2017	1,594,790	106.32	1.8%
1,500,000	Federal Home Loan Bank System
	5.250%, due 06/12/2009	1,552,304	103.49	1.7%

	Total investment in U.S. government agency bonds	$27,082,197		31.1%
	Total long-term investments	$49,537,335		56.9%
	Total short-term securities	$37,125,367		42.7%
	Other assets and liabilities	$376,318		0.4%

	Total net assets	$87,039,020		100.0%

	Net asset value as of March 31, 2008	$16.39

28	The Parnassus Funds

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THE PARNASSUS FUNDSSM

1 Market Street, Suite 1600 San Francisco, CA 94105

(800) 999-3505 (415) 778-0200

www.parnassus.com

Investment Adviser

Parnassus Investments 1Market Street, Suite 1600 San Francisco, CA 94105

Legal Counsel

Foley & Lardner LLP 777 E. Wisconsin Ave. Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

50 Fremont Street San Francisco, CA 94105

Distributor

Parnassus Funds Distributor 1Market Street, Suite 1600 San Francisco, CA 94105

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